UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 3, 2013

ACCURAY INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

001-33301	20-8370041
(Commission File Number)	(IRS Employer Identification No.)

1310 Chesapeake Terrace
Sunnyvale, California 94089

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (408) 716-4600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On January 3, 2013, Accuray Incorporated (the “Company”) issued a press release announcing its preliminary financial results for the quarter ended December 31, 2012.  The Company will hold a conference call on January 3, 2013 to discuss the preliminary financial results.  A copy of the Company’s press release dated January 3, 2013, titled “Accuray Announces Preliminary Results for Second Quarter Fiscal 2013 and Updated Guidance for Fiscal 2013; Announces Restructuring” is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The foregoing information (including the exhibit hereto) is being furnished under “Item 2.02 Results of Operations and Financial Condition” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 2.05.  Costs Associated with Exit or Disposal Activities.

On January 3, 2013, in an effort to contain its costs, the Company announced a restructuring of its operations through the elimination of approximately 13 percent of its workforce, mostly in the United States.  Most of the restructuring will be completed in the third quarter of fiscal 2013.

The Company estimates the total restructuring-related non-recurring charges to be approximately $3 million to $4 million. The Company expects to record the restructuring charge in the third fiscal quarter of 2013.

Forward Looking Statements

This Current Report on Form 8-K may contain certain forward-looking statements that involve risks and uncertainties, including, but not limited to, preliminary results for the second quarter fiscal 2013 and the workforce restructuring described above.  Except for the historical information contained herein, the matters set forth in this Current Report on Form 8-K, including the timing of the restructuring charges the Company expects to record, are forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995.  Forward-looking statements speak only as of the date the statements are made and are based on information available at the time those statements are made and/or management’s good faith belief as of that time with respect to future events.  You should not put undue reliance on any forward-looking statements.  Please refer to other risks detailed from time to time under the heading “Risk Factors” in the Company’s report on Form 10-K filed on September 10, 2012, the Company’s report on Form 10-Q for the first quarter of fiscal 2013 filed on November 8, 2012, and as updated from time to time in our other SEC filings.  Accuray does not intend to update these statements and undertakes no duty to any person to provide any such update under any circumstance.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Number	Description
99.1	Press Release dated January 3, 2013, titled “Accuray Announces Preliminary Results for Second Quarter Fiscal 2013 and Updated Guidance for Fiscal 2013; Announces Restructuring”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACCURAY INCORPORATED

Dated: January 3, 2013	By:	/s/ Darren J. Milliken
Darren J. Milliken
Senior Vice President, General Counsel & Corporate Secretary

EXHIBIT INDEX

Number	Description
99.1	Press Release dated January 3, 2013, titled “Accuray Announces Preliminary Results for Second Quarter Fiscal 2013 and Updated Guidance for Fiscal 2013; Announces Restructuring”